[LOGO] POPULAR                                                        [LOGO]
       ABS, INC.(SM)                                                    FBR

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-C

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-C                                                  SECOND HOMES
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 17,542,003
                                                                      68 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                   Weighted
                                                                       Weighted     Average
                                                    Current    Pct by   Average      Stated  Weighted  Weighted
                                       # of       Principal      Curr     Gross   Remaining   Average   Average
Current Principal Balance ($)         Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                          2       79,019.82      0.45     8.829         359     96.26       648
50,000.01 - 100,000.00                    7      486,153.80      2.77     7.476         358     85.81       683
100,000.01 - 150,000.00                  14    1,813,136.55     10.34     7.081         358     88.07       671
150,000.01 - 200,000.00                   8    1,346,232.63      7.67     6.646         359     93.94       684
200,000.01 - 250,000.00                  11    2,400,741.51     13.69     7.206         359     90.20       688
250,000.01 - 300,000.00                   8    2,154,487.96     12.28     7.151         360     93.93       663
300,000.01 - 350,000.00                   5    1,627,908.97      9.28     6.983         359     91.88       655
350,000.01 - 400,000.00                   2      731,946.12      4.17     6.985         359     95.05       648
400,000.01 - 450,000.00                   1      412,000.00      2.35     6.970         359     80.00       671
450,000.01 - 500,000.00                   2      951,000.00      5.42     7.142         359     90.65       663
500,000.01 - 550,000.00                   1      525,000.00      2.99     5.880         360     54.97       788
550,000.01 - 600,000.00                   1      600,000.00      3.42     7.220         359    100.00       635
600,000.01 - 650,000.00                   2    1,244,000.00      7.09     5.934         358     75.05       689
700,000.01 - 750,000.00                   1      750,000.00      4.28     6.230         360     78.53       747
750,000.01 - 800,000.00                   1      777,875.59      4.43     7.130         358     90.00       547
800,000.01>=                              2    1,642,500.00      9.36     7.100         359     90.00       593
---------------------------------------------------------------------------------------------------------------
Total:                                   68   17,542,002.95    100.00     6.935         359     88.45       665
---------------------------------------------------------------------------------------------------------------
Min: $29,519.82
Max: $828,000.00
Average: $257,970.63
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                   Weighted
                                                                       Weighted     Average
                                                    Current    Pct by   Average      Stated  Weighted  Weighted
                                       # of       Principal      Curr     Gross   Remaining   Average   Average
Current Gross Rate                    Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------------
5.000 - 5.499                             1      156,212.25      0.89     5.290         356     95.00       606
5.500 - 5.999                             6    2,239,000.00     12.76     5.896         359     71.45       723
6.000 - 6.499                             6    1,894,900.00     10.80     6.279         359     79.63       704
6.500 - 6.999                            18    4,249,460.56     24.22     6.847         359     87.78       672
7.000 - 7.499                            20    6,085,057.04     34.69     7.199         359     93.69       629
7.500 - 7.999                            11    2,468,191.51     14.07     7.711         359     97.90       668
8.000 - 8.499                             3      310,161.77      1.77     8.316         359     88.74       623
8.500 - 8.999                             2      109,500.00      0.62     8.555         360    100.00       661
9.000 - 9.499                             1       29,519.82      0.17     9.380         358     90.00       581
---------------------------------------------------------------------------------------------------------------
Total:                                   68   17,542,002.95    100.00     6.935         359     88.45       665
---------------------------------------------------------------------------------------------------------------
Min: 5.290
Max: 9.380
Weighted Average: 6.935
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 1 of 6

POPULAR ABS 2005-C                                                  SECOND HOMES
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 17,542,003
                                                                      68 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                  Weighted    Average
                                                Current   Pct by   Average     Stated  Weighted  Weighted
                                   # of       Principal     Curr     Gross  Remaining   Average   Average
FICO                              Loans         Balance Prin Bal    Coupon       Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
525 - 549                             2      909,575.59     5.19     7.292        358     88.25       547
550 - 574                             2      114,461.77     0.65     7.807        359     79.38       570
575 - 599                             2      857,519.82     4.89     7.178        359     90.00       575
600 - 624                            11    3,116,120.04    17.76     7.142        359     93.43       614
625 - 649                             7    1,892,398.97    10.79     7.288        359     92.51       632
650 - 674                            16    4,373,441.70    24.93     6.815        359     85.12       667
675 - 699                             8    1,466,058.08     8.36     6.912        359     96.14       684
700>=                                20    4,812,426.98    27.43     6.646        359     84.30       743
---------------------------------------------------------------------------------------------------------
Total:                               68   17,542,002.95   100.00     6.935        359     88.45       665
---------------------------------------------------------------------------------------------------------
Min: 547
Max: 797
NZ Weighted Average: 665
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                  Weighted    Average
                                               Current    Pct by   Average     Stated  Weighted  Weighted
                                  # of       Principal      Curr     Gross  Remaining   Average   Average
Original CLTV                    Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
50.00 - 54.99                        2      604,644.79      3.45     5.981        359     54.75       773
60.00 - 64.99                        1      205,000.00      1.17     7.100        360     64.87       628
65.00 - 69.99                        2      175,792.78      1.00     6.979        358     67.70       638
70.00 - 74.99                        1      616,000.00      3.51     5.990        356     70.00       674
75.00 - 79.99                        3    1,097,600.00      6.26     6.502        360     78.75       724
80.00 - 80.00                       10    2,406,240.00     13.72     6.312        360     80.00       691
80.01 - 84.99                        2      615,000.00      3.51     6.214        359     80.92       675
85.00 - 89.99                        2      428,300.00      2.44     6.860        359     89.69       692
90.00 - 94.99                       16    5,274,269.60     30.07     7.107        359     90.00       623
95.00 - 99.99                        4      699,612.25      3.99     6.917        358     95.00       648
100.00>=                            25    5,419,543.53     30.89     7.428        359    100.00       669
---------------------------------------------------------------------------------------------------------
Total:                              68   17,542,002.95    100.00     6.935        359     88.45       665
---------------------------------------------------------------------------------------------------------
Min: 53.33
Max: 100.00
Weighted Average: 88.45
%>80: 70.90
%>90: 34.88
%>95: 30.89
---------------------------------------------------------------------------------------------------------
                                                                         Weighted
                                                            Weighted      Average
                                     Current      Pct by     Average       Stated    Weighted   Weighted
                     # of          Principal        Curr       Gross    Remaining     Average    Average
Original Term       Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
(months)
---------------------------------------------------------------------------------------------------------
360                    68      17,542,002.95      100.00       6.935          359       88.45        665
---------------------------------------------------------------------------------------------------------
Total:                 68      17,542,002.95      100.00       6.935          359       88.45        665
---------------------------------------------------------------------------------------------------------
Min: 360
Max: 360
Weighted Average: 360
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 2 of 6

POPULAR ABS 2005-C                                                  SECOND HOMES
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 17,542,003
                                                                      68 RECORDS
================================================================================

--------------------------------------------------------------------------------------------------------

                                                                         Weighted
                                                            Weighted      Average
                                     Current      Pct by     Average       Stated    Weighted   Weighted
Stated Remaining     # of          Principal        Curr       Gross    Remaining     Average    Average
Term (months)       Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
--------------------------------------------------------------------------------------------------------
301 - 360              68      17,542,002.95      100.00       6.935          359       88.45        665
--------------------------------------------------------------------------------------------------------
Total:                 68      17,542,002.95      100.00       6.935          359       88.45        665
--------------------------------------------------------------------------------------------------------
Min: 351
Max: 360
Weighted Average: 359
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                         Weighted
                                                            Weighted      Average
                                     Current      Pct by     Average       Stated    Weighted   Weighted
FRM                  # of          Principal        Curr       Gross    Remaining     Average    Average
ARM                 Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
--------------------------------------------------------------------------------------------------------
ARM                    57      15,176,065.38       86.51       6.920          359       89.69        658
Fixed Rate             11       2,365,937.57       13.49       7.032          359       80.51        707
--------------------------------------------------------------------------------------------------------
Total:                 68      17,542,002.95      100.00       6.935          359       88.45        665
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                         Weighted
                                                            Weighted      Average
                                     Current      Pct by     Average       Stated    Weighted   Weighted
                     # of          Principal        Curr       Gross    Remaining     Average    Average
Product             Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
--------------------------------------------------------------------------------------------------------
ARM 2/28               47      11,390,786.41       64.93       7.130          359       92.65        646
ARM 2/28 - 60mo IO      8       3,405,278.97       19.41       6.311          358       80.88        693
Fixed 30 yr            10       2,145,937.57       12.23       7.061          359       80.57        705
ARM 5/25 - 60mo IO      2         380,000.00        2.17       6.073          358       80.00        696
Balloon 40/30           1         220,000.00        1.25       6.750          360       80.00        724
--------------------------------------------------------------------------------------------------------
Total:                 68      17,542,002.95      100.00       6.935          359       88.45        665
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                                        Weighted      Average
                                                 Current      Pct by     Average       Stated    Weighted   Weighted
Prepayment Penalty Original      # of          Principal        Curr       Gross    Remaining     Average    Average
Term (months)                   Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
--------------------------------------------------------------------------------------------------------------------
0                                  25       5,532,817.06       31.54       6.861          359       86.93        679
24                                 35      10,366,548.32       59.10       6.919          359       89.52        655
36                                  8       1,642,637.57        9.36       7.280          359       86.83        676
--------------------------------------------------------------------------------------------------------------------
Total:                             68      17,542,002.95      100.00       6.935          359       88.45        665
--------------------------------------------------------------------------------------------------------------------
Loans with Penalty: 68.46
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                      Weighted
                                                         Weighted      Average
                                  Current      Pct by     Average       Stated    Weighted   Weighted
                  # of          Principal        Curr       Gross    Remaining     Average    Average
Lien             Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
-----------------------------------------------------------------------------------------------------
First Lien          68      17,542,002.95      100.00      6.935           359       88.45        665
-----------------------------------------------------------------------------------------------------
Total:              68      17,542,002.95      100.00      6.935           359       88.45        665
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                  SECOND HOMES
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 17,542,003
                                                                      68 RECORDS
================================================================================

--------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                          Current     Pct by    Average      Stated   Weighted  Weighted
                            # of        Principal       Curr      Gross   Remaining    Average   Average
Documentation Type         Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO
--------------------------------------------------------------------------------------------------------
Full Doc                      39     9,842,755.56      56.11      6.766         359      86.54       674
Alt Doc                       18     4,998,734.67      28.50      7.136         359      92.98       658
SI                            11     2,700,512.72      15.39      7.179         359      87.06       641
--------------------------------------------------------------------------------------------------------
Total:                        68    17,542,002.95     100.00      6.935         359      88.45       665
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                          Current     Pct by    Average      Stated   Weighted  Weighted
                            # of        Principal       Curr      Gross   Remaining    Average   Average
Loan Purpose               Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO
--------------------------------------------------------------------------------------------------------
Purchase                      51    12,447,663.90      70.96      7.028         359      91.21       673
Cashout Refinance             14     4,377,846.27      24.96      6.695         358      82.31       643
Rate/Term Refinance            3       716,492.78       4.08      6.779         359      78.08       647
--------------------------------------------------------------------------------------------------------
Total:                        68    17,542,002.95     100.00      6.935         359      88.45       665
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                          Current     Pct by    Average      Stated   Weighted  Weighted
                            # of        Principal       Curr      Gross   Remaining    Average   Average
Property Type              Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO
--------------------------------------------------------------------------------------------------------
Single Family Detached        56    13,371,623.94      76.23      7.009         359      89.57       666
Condominium                   12     4,170,379.01      23.77      6.696         359      84.86       660
--------------------------------------------------------------------------------------------------------
Total:                        68    17,542,002.95     100.00      6.935         359      88.45       665
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                          Current     Pct by    Average      Stated   Weighted  Weighted
                            # of        Principal       Curr      Gross   Remaining    Average   Average
Occupancy Type             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO
--------------------------------------------------------------------------------------------------------
Second Home                   68    17,542,002.95     100.00      6.935         359      88.45       665
--------------------------------------------------------------------------------------------------------
Total:                        68    17,542,002.95     100.00      6.935         359      88.45       665
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 4 of 6

POPULAR ABS 2005-C                                                  SECOND HOMES
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 17,542,003
                                                                      68 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                           Current    Pct by    Average      Stated   Weighted   Weighted
                            # of         Principal      Curr      Gross   Remaining    Average    Average
State                      Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
Florida                       14      4,709,195.96     26.85      7.148         360      93.09        637
North Carolina                20      4,541,341.81     25.89      6.750         359      84.85        691
New Jersey                     8      3,339,380.68     19.04      6.586         359      83.60        677
South Carolina                 5      1,140,903.83      6.50      7.259         358      98.06        656
Arizona                        6      1,122,438.17      6.40      7.060         359      89.07        651
Missouri                       1        465,000.00      2.65      6.370         359      80.87        668
Nevada                         2        413,347.79      2.36      6.981         358      89.74        639
California                     1        350,000.00      2.00      6.750         359      89.74        674
Pennsylvania                   2        295,020.34      1.68      7.402         355      80.10        764
Minnesota                      1        260,000.00      1.48      7.750         359     100.00        624
Georgia                        2        259,000.00      1.48      6.697         360      91.97        654
Wisconsin                      1        251,100.00      1.43      7.620         360      90.00        629
Tennessee                      1        138,000.00      0.79      7.970         360     100.00        662
Colorado                       1        119,792.78      0.68      6.750         357      67.42        671
Nebraska                       1         58,461.77      0.33      8.130         358      90.00        573
South Dakota                   1         49,500.00      0.28      8.500         359     100.00        688
Kansas                         1         29,519.82      0.17      9.380         358      90.00        581
----------------------------------------------------------------------------------------------------------
Total:                        68     17,542,002.95    100.00      6.935         359      88.45        665
----------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 28445(5.81410%),8260(5.18473%),8226(4.83981%)
Number of 17
States:
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                           Current    Pct by    Average      Stated   Weighted   Weighted
                            # of         Principal      Curr      Gross   Remaining    Average    Average
Gross Margin               Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
6.500 - 6.999                 57     15,176,065.38    100.00      6.920         359      89.69        658
---------------------------------------------------------------------------------------------------------
Total:                        57     15,176,065.38    100.00      6.920         359      89.69        658
---------------------------------------------------------------------------------------------------------
Min(>0): 6.500
Max: 6.500
Weighted Average(>0): 6.500

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                           Current    Pct by    Average      Stated   Weighted   Weighted
                            # of         Principal      Curr      Gross   Remaining    Average    Average
Minimum Interest rate      Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
5.000 - 5.499                  1        156,212.25      1.03      5.290         356      95.00        606
5.500 - 5.999                  4      1,546,000.00     10.19      5.906         358      76.12        698
6.000 - 6.499                  7      2,062,900.00     13.59      6.244         359      79.66        707
6.500 - 6.999                 13      3,280,322.99     21.62      6.855         359      90.77        667
7.000 - 7.499                 19      6,006,757.04     39.58      7.197         359      93.75        627
7.500 - 7.999                  9      1,844,191.51     12.15      7.647         359      97.19        671
8.000 - 8.499                  2        190,161.77      1.25      8.213         359      81.64        556
8.500 - 8.999                  1         60,000.00      0.40      8.600         360     100.00        639
9.000>=                        1         29,519.82      0.19      9.380         358      90.00        581
---------------------------------------------------------------------------------------------------------
Total:                        57     15,176,065.38    100.00      6.920         359      89.69        658
---------------------------------------------------------------------------------------------------------
Min(>0): 5.290
Max: 9.380
Weighted Average(>0):6.922
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 5 of 6

POPULAR ABS 2005-C                                                  SECOND HOMES
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 17,542,003
                                                                      68 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                           Current    Pct by    Average      Stated   Weighted   Weighted
                            # of         Principal      Curr      Gross   Remaining    Average    Average
Maximum Interest Rate      Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
11.000 - 11.499                1        156,212.25      1.03      5.290         356      95.00        606
11.500 - 11.999                4      1,546,000.00     10.19      5.906         358      76.12        698
12.000 - 12.499                7      2,062,900.00     13.59      6.244         359      79.66        707
12.500 - 12.999               13      3,280,322.99     21.62      6.855         359      90.77        667
13.000 - 13.499               19      6,006,757.04     39.58      7.197         359      93.75        627
13.500 - 13.999                9      1,844,191.51     12.15      7.647         359      97.19        671
14.000 - 14.499                2        190,161.77      1.25      8.213         359      81.64        556
14.500 - 14.999                1         60,000.00      0.40      8.600         360     100.00        639
15.000>=                       1         29,519.82      0.19      9.380         358      90.00        581
---------------------------------------------------------------------------------------------------------
Total:                        57     15,176,065.38    100.00      6.920         359      89.69        658
---------------------------------------------------------------------------------------------------------
Min(>0): 11.290
Max: 15.380
Weighted Average(>0):12.922
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                           Current    Pct by    Average      Stated   Weighted   Weighted
                            # of         Principal      Curr      Gross   Remaining    Average    Average
Initial Periodic Rate Cap  Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
3.000                         57     15,176,065.38    100.00      6.920         359      89.69        658
---------------------------------------------------------------------------------------------------------
Total:                        57     15,176,065.38    100.00      6.920         359      89.69        658
---------------------------------------------------------------------------------------------------------
Min(>0): 3.000
Max: 3.000
Weighted Average(>0): 3.000
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                           Current    Pct by    Average      Stated   Weighted   Weighted
Subsequent Periodic         # of         Principal      Curr      Gross   Remaining    Average    Average
Rate Cap                   Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
1.500                         57     15,176,065.38    100.00      6.920         359      89.69        658
---------------------------------------------------------------------------------------------------------
Total:                        57     15,176,065.38    100.00      6.920         359      89.69        658
---------------------------------------------------------------------------------------------------------
Min(>0): 1.500
Max: 1.500
Weighted Average(>0): 1.500
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 6 of 6